                                                                      Exhibit 23
                                                                      ----------




                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


The Board of Directors
Electronic Data Systems Corporation:

We consent to incorporation by reference in the following registration statements of Electronic Data Systems Corporation of our reports dated February 4, 1998, relating to the consolidated balance sheets of Electronic Data Systems Corporation and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1997, and the related schedule, which reports appear in or are incorporated by reference in the 1997 annual report on Form 10-K of Electronic Data Systems Corporation.

                Registration
Form           Statement No.                               Description
----           -------------                               -----------
S-3            333-10145                 Electronic Data Systems Corporation Debt Securities

S-8            2-94690                   1996 Electronic Data Systems Corporation Stock Purchase Plan
               (Post Effective
               Amendment No. 2)

S-8            2-94691                   Electronic Data Systems Corporation 1996 Incentive Plan
               (Post Effective
               Amendment No. 2)

S-8            33-64681                  EDS Deferred Compensation Plan
               (Post Effective
               Amendment No. 1)

S-8            33-36443                  EDS Deferred Compensation Plan
               (Post Effective
               Amendment No. 1)

S-8            33-54833                  EDS Puerto Rico Savings Plan
               (Post Effective
               Amendment No. 1)

S-8            333-22077                 Performance Share, 1997 Nonqualified Stock Option Plan of
                                         Electronic Data Systems Corporation



                                  /s/ KPMG Peat Marwick LLP

Dallas, Texas
March 4, 1998